united states

securities and exchange commission

washington, d.c. 20549

form N-CSR

certified shareholder report of registered management

investment companies

Investment Company Act file number 811-06445

Herzfeld Credit Income Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave, Suite 405, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 405, Miami Beach, FL 33139

(Name and address of agent for service)

With Copies to:

Adam D. Kanter, Partner

Mayer Brown LLP

1999 K Street NW

Washington, DC 20006

Registrant's telephone number, including area code: 305-777-1660

Date of fiscal year end: June 30

Date of reporting period: July 1, 2025 – June 30, 2026

Item 1. Reports to Stockholders.

(a)

Herzfeld
ADVISORS

Herzfeld Credit Income Fund, Inc.

NASDAQ: HERZ

Annual Report
June 30, 2026

Herzfeld Credit
Income Fund, Inc.

119 Washington Avenue, Suite 405
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor

Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 405
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent
and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Custodian

U.S. Bank N.A.
RiverCenter
1555 N. RiverCenter Dr.
Milwaukee, WI 53212

Counsel

Mayer Brown LLP
1999 K Street NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP
115 Federal Street
Boston, MA 02110

The primary investment objective of Herzfeld Credit Income Fund, Inc. (the “Fund”) is maximizing risk adjusted total returns with a secondary objective of generating high current income for stockholders. The Fund seeks to achieve its investment objective by investing primarily in credit related instruments, including equity and junior debt tranches of collateralized loan obligations, or “CLOs.” The Fund may also invest in other related securities and instruments or other securities and instruments that we believe are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”), collateralized fund obligations (“CFOs”), and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.” Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit related instruments (see the section titled “Investment Objectives and Policies” for additional details regarding the Fund’s investment objectives and principal investment strategies).

Listed NASDAQ Capital Market
Symbol: HERZ

Letter to Stockholders (unaudited)

Dear Fellow Stockholders,

We are pleased to present our Annual Report for the fiscal year ending June 30, 2026. On that date, the net asset value (“NAV”) of Herzfeld Credit Income Fund, Inc. (the “Fund”) (NASDAQ: HERZ) was $19.51 per share. The Fund’s market share price closed the period at $17.20 per share. Over the period, the discount to NAV widened from -4.59% to -11.84%. The total investment return, adjusted for distributions, was -0.20% based on NAV per share and -8.34% based on market value per share.

The Fund’s primary investment objective is maximizing risk adjusted total returns with a secondary objective of generating high current income for stockholders. In accordance with the investment objective, the Fund’s current principal investment strategies and policies focus on investing in credit related instruments, including equity and junior debt tranches of collateralized loan obligations, or “CLOs.” The Fund may also invest in other related securities and instruments or other securities and instruments that we believe are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”), collateralized fund obligations (“CFOs”), and securities issued by other securitization vehicles, such as collateralized bond obligations, or (“CBOs.”)

Portfolio

Since the effective date of the strategy change on July 1, 2025, the Fund liquidated most of its legacy holdings from its prior Caribbean Basin strategy and has invested in credit-related instruments, including securitized products, closed-end funds, and preferred equity shares. The period was characterized by heightened geopolitical uncertainty, evolving Federal Reserve policy, and shifting expectations for interest rates, all of which contributed to elevated market volatility. To achieve our goals during this period of market volatility, the Fund targeted a disciplined approach to its capital deployment, seeking to focus on attractive risk-adjusted opportunities while maintaining a prudent approach to portfolio construction and liquidity.

We note that the CLO equity market during this period was particularly challenging. The Flat Rock CLO Equity Returns Index (which seeks to measure the unlevered, gross of fee performance of U.S. CLO equity tranches as represented by the market-weighted performance of the underlying assets of funds that publicly disclose their holdings and fair market values to the U.S. Securities and Exchange commission) generated a -21.45% return from June 2025-March 2026. We approached investment cautiously, focusing instead on other credit related instruments such as fixed income closed-end funds

Thomas J. Herzfeld
Chair Emeritus and Founder

Letter to Stockholders (unaudited) (continued)

Erik M. Herzfeld
President, Interested Director and
Portfolio Manager

(“CEFs”), CFO equity, private placements and certain income producing Interval Funds. As a result, we were able minimize the general downturn in NAV experienced by the CLO equity CEFs.

The portfolio’s top performer over the Fund’s fiscal year was the Dawson Logan 5 Equity position, which returned +63.25% over the period. Dawson Logan 5 is a CFO backed by a diversified portfolio of General Partners (“GP”) and Limited Partners (“LP”) interests in private investment funds, including portfolio finance vehicles and GP financing strategies. These interests are typically acquired in the secondary market at discounts to their estimated net asset values, providing the potential for attractive returns as the underlying funds continue to generate distributions and portfolio companies are sold. During the fiscal year, the underlying Dawson portfolio continued to perform well, producing strong cash flows and an increase in the estimated value of the collateral, which drove appreciation in our equity investment. We believe the transaction remains well positioned to benefit from additional realizations and cash distributions for the immediate future.

Another positive contributor to performance was Evermore Bank, which gained +43.33% over the fiscal year. Evermore Bank is a privately held community bank serving South Florida. The investment benefited from continued growth in the bank’s operations, with total assets increasing 46.11% year-over-year to $314.4 million as of March 31, 2026, while revenue grew 56.4% year-over-year to approximately $17.0 million in fiscal 2025. Continued strong operating performance and a favorable environment for community banks contributed to the appreciation of our investment. We believe Evermore Bank remains well positioned to benefit from continued loan growth and expansion within the South Florida market.

PIMCO Dynamic Income Strategy Fund (PDX) was another top performer for the fiscal year, gaining + 10.47%. That fund’s largest holding, Venture Global (VG), benefited from a sharp rally in liquefied natural gas (“LNG”) prices as markets reacted to supply disruptions tied to the Iran conflict. PDX made its first sales of VG in the first quarter of 2026, which should result in a large capital gain that will need to be distributed to shareholders. Typically, these special distributions drive discount narrowing when announced, so we have continued to maintain our position in the fund. We also expect management to continue to sell down the VG position, potentially resulting in further special distributions.

Ryan M. Paylor
Portfolio Manager

Cecilia Gondor
Chairperson

Letter to Stockholders (unaudited) (continued)

Our worst performer during the fiscal year was XAI Floating Rate & Alternative Income Trust (XFLT), which fell -21.83% over the fiscal year. Since XFLT’s inception in 2017, this fund has traded at an average 0.66% premium, but over the last fiscal year it traded at an average -16.02% discount. The fund’s adviser, XAI Investments, announced their board had recommended firing the sub-adviser, Octagon Credit Investors, and replacing them with Rockford Tower Asset Management, L.L.C. (the “King Street Sub-Adviser”), a wholly owned subsidiary of King Street Capital Management, L.P. Octagon has taken the fight public and has submitted a presentation for Octagon to solely take over as the fund’s adviser, lower fees from 1.7% to 1.3%, and potentially to conduct a tender offer at or close to NAV. Ahead of the shareholder meeting on July 30th, 2026, XFLT’s board announced an initial 12.50% tender to commence approximately 45 days following shareholder approval of the King Street sub-advisory agreement, along with two contingent tender offers for the next two years. The fund closed the period at a discount of -23.40% and a distribution yield of 15.58%.

Another weak performer during the fiscal year was Carlyle Credit Income Fund (CCIF), which declined -17.69% as the downturn in the CLO equity market continued to pressure both NAVs and market prices. During the period, the fund’s NAV fell -36.87% and it reduced its distribution by 43%, reflecting lower cash flows from its underlying CLO equity investments. We believe much of the market’s pessimism is already reflected in the share price. However, we expect the fund to remain under pressure in the near term as the CLO equity market continues to face headwinds and investors harvest tax losses later this year. The fund closed the period at a discount of -15.96% and a distribution yield of 26.38%.

Oxford Lane Capital Corporation (OXLC) was another bottom performer, declining -17.49% over the fiscal year as weakness in the CLO equity market reduced expected equity distributions and pressured NAV. OXLC is the largest CLO equity closed-end fund, with nearly $2 billion in total assets. Since its inception in 2011, the fund has traded at an average 5.75% premium to NAV. However, over the last fiscal year it reduced its distribution by 55%, and traded to a meaningful discount. We exited our position in April as we believed better risk-adjusted opportunities existed elsewhere. After our exit, OXLC closed the period at a -23.72% discount to NAV and a distribution yield of 28.02%.

Outlook

The structured credit market enters the second half of 2026 amid an increasingly uncertain macroeconomic backdrop. While inflation has continued to moderate, markets remain focused on the path of monetary policy, elevated geopolitical tensions, and the potential impact of trade and fiscal policy on economic growth. Although volatility is likely to persist, we believe periods of market dislocation often create attractive investment opportunities for long-term investors.

CLO equity has experienced a challenging period. However, credit fundamentals remain relatively resilient, with defaults expected to remain concentrated in select sectors rather than broad-based across the leveraged loan market. After a muted first quarter 2026, when geopolitical tensions in the Middle East and uncertainty surrounding the path of interest

Letter to Stockholders (unaudited) (continued)

rates weighed on issuance, the CLO market has regained momentum. We expect issuance to remain healthy through the remainder of the calendar year, supported by continued refinancing activity and improving leveraged loan supply. At the same time, we expect CLO equity cash flows to remain pressured as the market continues to adjust to higher financing costs and lower excess spreads.

The evolution of the structured credit market has expanded the opportunity set beyond traditional CLO equity and debt. As the CLO market has matured, increased investor participation has generally compressed spreads and reduced expected returns relative to prior years. At the same time, other structured credit sectors, including CFOs, rated feeder vehicles, asset-backed credit opportunities, and privately negotiated credit investments, remain less competitive and often require specialized underwriting expertise. These characteristics can create opportunities to earn attractive risk-adjusted returns through structural complexity, negotiated transaction terms, and differentiated sources of cash flow. We believe our experience in structured credit positions allows us to identify these opportunities while constructing a more diversified portfolio that is less dependent on any single segment of the market.

Looking ahead, we expect market performance to be driven by disciplined security selection, thoughtful portfolio construction, and active capital allocation rather than broad market beta. While geopolitical risks and uncertainty surrounding the path of interest rates are likely to continue to drive periods of volatility, we believe these dislocations will generate attractive investment opportunities across the structured credit landscape. We continue to evaluate a number of differentiated structured credit investments, including CFOs, privately negotiated transactions and other bespoke opportunities, that we believe can enhance portfolio returns and further diversify the Fund’s sources of income. We remain focused on preserving capital, generating durable cash flows, and investing in opportunities that offer compelling long-term risk-adjusted returns.

Erik M. Herzfeld President, Interested Director and Portfolio Manager	Ryan M. Paylor Portfolio Manager	Cecilia Gondor Chairperson

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The commentary is intended to assist stockholders in understanding our performance during the fiscal year ended June 30, 2026. The views and opinions in this letter were current as of August 28, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to management’s beliefs that the cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in a position to capitalize on potential future investment opportunities, when there can be no assurance either will occur, and other factors may contain forward looking

Letter to Stockholders (unaudited) (continued)

statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s future financial or business performance, strategies or expectations. Nothing herein should be relied upon as a representation as to the future performance holdings of the Fund. We undertake no duty to update any forward-looking statement made herein. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Largest Allocations

The following table presents our largest investments as of June 30, 2026.

Largest Portfolio Positions	% of Net Assets

Eagle Point Credit Income Co., Inc.	10.58%
Dawson Partners Rated Fund (RD) LP	9.44%
FS Specialty Lending Fund	8.27%
Evermore Bank	7.46%
PIMCO Dynamic Income Fund	6.60%
First American Government Obligations Fund, Class X	5.79%
FS Credit Opportunities Corp.	5.58%
Guggenheim Strategic Opportunities Fund	5.00%
PennantPark Enhanced Income Fund	3.39%
Eagle Point Credit Co., Inc.	3.24%

Letter to Stockholders (unaudited) (continued)

The following table and chart present our largest investment allocations as of June 30, 2026.

Type	% of Net Asset Value

Fixed Income CEF	36.05%
CLO CEF	15.12%
CFO Equity	9.44%
CLO Equity	9.09%
Private Placement	7.46%
Interval Fund	6.01%
Cash & Cash Equivalents	5.79%
CLO Debt	3.62%
CLO Equity Preferred Shares	3.24%
Rated Feeder	1.33%
CFO Debt	1.16%
Legacy CUBA Holdings	1.05%

Investment Results (unaudited)

Average Annual Total Returns*
(For the periods ended June 30, 2026)

	One Year	Five Year	Ten Year
Herzfeld Credit Income Fund
Net asset value per share	-0.20%	-7.59%	0.45%
Market value per share	-8.34%	-5.76%	1.65%

S&P BDC Total Return Index**	-12.44%	4.51%	7.03%
Morningstar LSTA US Leveraged Loan Index ***	-2.17%	-0.70%	0.19%

On June 24, 2025, the Fund’s stockholders approved an Amended and Restated Investment Advisory Agreement (the “Amended Agreement”) between the Fund and the Adviser. During the fiscal year ended June 30, 2026, under the Amended Agreement, the Fund was subject to a management fee equal to an annual rate of 1.25% of the Fund’s Managed Assets (gross assets less non-investment liabilities) and an incentive fee equal to 10% of the Fund’s pre-incentive fee net investment income, for each calendar quarter subject to a 9.0% annualized hurdle rate, with a “catch-up” provision intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. Additional information pertaining to the Fund’s expense ratios as of June 30, 2026 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (305) 777-1660.

Effective July 1, 2025, the Fund’s primary investment objective changed to a total return strategy with a secondary objective of generating high current income for stockholders. In accordance with the change in investment objective, the Fund’s current principal investment strategies and policies focus on investing in credit related instruments, including equity and junior debt tranches of collateralized loan obligations, or “CLOs.” The Fund may also invest in other related securities and instruments or other securities and instruments that we believe are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”), collateralized fund obligations (“CFOs”), and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.” Performance prior to July 1, 2025, is not reflective of the current strategy.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The S&P BDC Index is intended to measure the performance of all business development companies (“BDCs”) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Similar to the Fund, BDCs generally elect to be classified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.

***	The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the US leveraged loan market.

Investment Results (unaudited) (continued)

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS,OMISSIONS, OR INTERRUPTIONS THEREIN.

ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

Investment Results (unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
Herzfeld Credit Income Fund (at Market Value), the Morningstar LSTA US Leveraged Loan Index and the S&P BDC Total Return Index

The chart above assumes an initial investment of $10,000 made on June 30, 2016 and held through June 30, 2026. The S&P BDC Total Return Index and the Morningstar LSTA US Leveraged Loan Index are widely recognized unmanaged indexes of equity securities and each is representative of a broader equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 800-TJH-FUND (800-854-3866). You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Schedule of Investments as of June 30, 2026

Shares or Principal Amount	Description	Fair Value
Common Stocks — 8.52% of net assets

Banking and Finance — 7.47%
170,000	Evermore Bank*[1]	$2,924,000

Communications — 0.07%
327,559	Fuego Enterprises, Inc.*[1]	328
207,033	Grupo Radio Centro S.A.B. de C.V.*[1]	28,410

Private — 0.98%
55,421	Outdoor Living*[1]	382,405

Utilities — 0.00%
700	Cuban Electric Company*[1]	—

Total Common Stocks (cost $2,482,130)		3,335,143

Preferred Stock — 3.24% of net assets
68,403	Eagle Point Credit Co., Inc., 6.75%, Perpetual	1,271,954

Total Preferred Stock (cost $1,330,621)		1,271,954

Closed-End Funds — 51.17% of net assets
263,404	Carlyle Credit Income Fund	734,897
411,856	Eagle Point Credit Income Co., Inc.	4,147,390
438,672	FS Credit Opportunities Corp.	2,188,973
290,813	FS Specialty Lending Fund	3,242,565
179,505	Guggenheim Strategic Opportunities Fund	1,960,195
54,194	PIMCO Access Income Fund	788,523
81,086	PIMCO Corp. Opportunity Fund	975,465
154,860	PIMCO Dynamic Income Fund	2,586,162
66,751	PIMCO Dynamic Income Opportunities Fund	882,448
23,867	PIMCO Dynamic Income Strategy Fund	496,911
154,499	Saba Capital Income & Opportunities Fund	1,015,058
59,545	XAI Octagon Floating Rate & Alternative Income Trust	1,045,015

Total Closed-End Funds (cost $22,561,803)		20,063,602

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2026

Shares or Principal Amount	Description	Fair Value
Collateralized Fund Obligations Equity — 9.44% of net assets
2,267,095	Dawson Partners Rated Fund (RD) LP*[2,3]	$3,701,107

Total Collateralized Fund Obligations Equity (cost $2,267,095)		3,701,107

Collateralized Fund Obligations Debt — 1.16% of net assets
455,059	Dawson Partners Rated Fund, Class C, 12.30%, 11/30/2040[1,2,3]	455,059

Total Collateralized Fund Obligations Debt (cost $456,732)		455,059

Collateralized Loan Obligations Equity — 9.09% of net assets
1,500,000	Brant Point CLO Ltd. Series 2025-9A, Subordinated Notes, 9.71%, 01/20/2039[1,2,3]	1,180,950
1,000,000	Diameter Capital CLO Series 2025-12A, 12.97%, 10/20/2038[1,2,3]	797,300
1,000,000	Garnet CLO Ltd., Series 2026-5A, Subordinated Notes, 8.39%, 04/20/2039[1,2,3]	789,500
1,000,000	OCP CLO Ltd. Series 2025-46A, 8.85%, 10/15/2038[1,2,3]	796,990

Total Collateralized Loan Obligations Equity (cost $4,011,640)		3,564,740

Collateralized Loan Obligations Debt — 3.62% of net assets
500,000	Garnet CLO Ltd., Series 2026-5A, Class F, 10.80%, 04/20/2039 (3M SOFR + 709 bps)[2,3]	481,284
500,000	GoldenTree Loan Management LP, Series 2024-22A, 11.80%, 10/20/2037 (3M SOFR + 792 bps)[2,3]	472,520
500,000	Invesco CLO Ltd., Series 2022-3X, Class ER, 10.42%, 10/22/2037[3]	467,665

Total Collateralized Loan Obligations Debt (cost $1,478,737)		1,421,469

Rated Feeder Equity — 0.84% of net assets
328,590	KSCF V Rated Note Feeder LLC, Series 2026-1I, Subordinated Notes, 0.00%, 12/31/2036[1]	328,590

Total Rated Feeder Equity (cost $328,590)		328,590

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2026

Shares or Principal Amount	Description	Fair Value
Rated Feeder Debt — 0.49% of net assets
193,600	KSCF V Rated Note Feeder LLC, Class D, Series 2026-1I, 12.40%, 12/31/2036 (3M US SOFR + 875 bps)[1,2]	$193,600

Total Rated Feeder Debt (cost $193,600)		193,600

Interval Funds — 6.01% of net assets
51,336	PennantPark Enhanced Income Fund	1,330,105
97,561	Victory Pioneer ILS Interval Fund	1,026,341

Total Interval Funds (cost $2,250,000)		2,356,446

Bonds — 0.00% of net assets
165,000	Republic of Cuba - 4.5%, 1977 - in default*[1]	—

Total Bonds (cost $63,038)		—

Money Market Funds — 5.78% of net assets
2,270,812	First American Government Obligations Fund, Class X, 3.57%[4]	2,270,812

Total Money Market Funds (cost $2,270,812)		2,270,812

Total Investments (cost $39,694,798) — 99.36% of net assets		$38,962,522

Other Assets in Excess of Liabilities — 0.64% of net assets		251,286

Net Assets — 100%		$39,213,808

[1]

Securities have been fair valued in good faith, by the Adviser as “valuation designee,” using fair value methodology approved by the Board of Directors. Fair valued securities comprised 20.09% of net assets.

[2]

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2026

Footnote Continues

[3]

Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted” securities. As of June 30, 2026, the total fair value of these securities amounts to $9,142,375, which represents 23.31% of net assets.

[4]	Rate disclosed is the seven day effective yield as of June 30, 2026.
*	Non-income producing

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of June 30, 2026

ASSETS

Investments in securities, at fair value (cost $39,694,798) (Notes 2 and 3)		$38,962,522
Interest and dividends receivable		329,873
Deferred offering costs (shelf) (Note 7)		70,831
Receivable for fund shares sold		58,317
Other assets		45,875

TOTAL ASSETS		39,467,418

LIABILITIES

Accrued investment adviser fee (Note 4)	$121,150
Accrued professional fees	46,676
Accrued administrator fees	6,957
Accrued other expenses	78,827

TOTAL LIABILITIES		253,610

NET ASSETS (Equivalent to $19.51 per share based on 2,010,017 shares outstanding)		$39,213,808

Net assets consist of the following:
Common stock, $0.001 par value; 100,000,000 shares authorized; 2,010,017 shares issued and outstanding
Paid-in capital		39,704,935
Accumulated earnings (deficit)		(491,127)

NET ASSETS		$39,213,808

See accompanying notes to the financial statements.

Statement of Operations For the Year Ended June 30, 2026

INVESTMENT INCOME

Dividend income		$2,025,655
Interest income		1,213,013
Total investment income		3,238,668

EXPENSES

Investment adviser fees (Note 4)	$528,078
Legal fees	269,955
Director fees	172,000
Tender offer fees (Note 7)	122,457
Technology fees	86,130
Administration fees (Note 4)	82,632
Audit fees	80,382
Compliance and operational support services fees (Note 4)	80,000
Printing and postage fees	67,914
Listing fees	37,763
Quarterly distribution fees	36,386
Transfer agent fees	34,253
Insurance fees	27,827
Custodian fees	25,750
Proxy mailing and filing fees	18,445
Other fees	142,943
Total expenses		1,812,915

NET INVESTMENT INCOME		1,425,753

NET REALIZED AND CHANGE IN UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments and foreign currency	1,737,873
Change in unrealized appreciation/(depreciation) on investments and foreign currency	(3,442,341)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY		(1,704,468)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(278,715)

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	Year Ended June 30, 2026	Year Ended June 30, 2025
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$1,425,753	$(609,342)
Net realized gain on investments and foreign currency	1,737,873	13,140,211
Change in unrealized appreciation/(depreciation) on investments and foreign currency	(3,442,341)	(11,424,044)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(278,715)	1,106,825

DISTRIBUTIONS TO STOCKHOLDERS
From earnings	(12,052,742)	(3,655,109)
Return of capital	—	(3,655,104)

TOTAL DISTRIBUTIONS	(12,052,742)	(7,310,213)

CAPITAL TRANSACTIONS
Reinvestment of distributions, 403,695(1) and 192,184(1) shares issued, respectively	8,941,691	4,681,540
Payments for 84,543(1) and 82,742(1) shares repurchased, respectively	(2,192,631)	(2,727,866)
NET INCREASE IN NET ASSETS FROM COMMON STOCK TRANSACTIONS	6,749,060	1,953,674

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,582,397)	(4,249,714)

NET ASSETS

Beginning of year	44,796,205	49,045,919

End of year	$39,213,808	$44,796,205

(1)	Share amounts have been adjusted for 1:10 reverse stock split that occurred on February 6, 2026.

See accompanying notes to the financial statements.

Statement of Cash Flows For the year ended June 30, 2026

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations	$(278,715)

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net sales of short-term investment securities	33,797,338
Purchase of long-term investment securities	(49,194,372)
Proceeds from sales of long-term investment securities	19,537,538
Amortization of premium and accretion of discount on investments, net	(12,696)
Net realized gain on investments and foreign currency	(1,737,873)
Net change in unrealized depreciation on investments and foreign currency	3,442,341
(Increase)/decrease in assets:
Interest and dividends receivable	(234,325)
Receivable for fund shares sold	(58,317)
Other assets	5,196
Increase/(decrease) in liabilities:
Accrued investment adviser fee	75,426
Accrued professional fees	(40,895)
Accrued administrator fees	283
Accrued other expenses	63,577
Net cash used in operating activities	5,364,506

Cash flows from financing activities:
Payment for shares repurchased	(2,192,631)
Distributions paid (net of reinvestments)	(3,111,051)
Net cash from financing activities	(5,303,682)

Net change in cash	$60,824
Effect of exchange rate changes on cash and foreign currency	$(68,202)

Cash balance beginning of year	$7,378
Cash balance end of year	$—

Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$8,941,691
Noncash share dividends or distributions received related to underlying investments*	$75,000

*

During the year ended June 30, 2026, the Fund received 2,905 additional shares of PennantPark Enhanced Income Fund, with a fair value of $75,000, as a non-cash dividend or distribution related to its investment in PennantPark Enhanced Income Fund. No cash was received in connection with this transaction.

See accompanying notes to the financial statements.

Financial Highlights

	Year Ended June 30
	2026*(1)		2025(1)	2024(1)		2023(1)	2022(1)
Selected Per Share Data:
Net asset value, beginning of year	$26.50		$31.00	$49.80		$46.30	$70.60

Operations:
Net investment income (loss)(2)	0.77		(0.40)	(0.50)		(0.60)	(1.40)
Net realized and unrealized gain (loss) on investment	(0.35)		1.10	2.40		11.90	(10.70)
Total from investment operations	0.42		0.70	1.90		11.30	(12.10)

Less distributions to shareholders from:
Net investment income	(0.51)		—	—		—	—
Net realized gains	(6.87)		(2.30)	(1.20)		(1.00)	(2.30)
Return of capital	—		(2.30)	(2.90)		(5.90)	(8.30)
Total distributions	(7.38)		(4.60)	(4.10)		(6.90)	(10.60)

Anti-dilutive effect due to common stock repurchases	0.00	(3)	—	0.10		0.10	0.10
Dilutive effect due to dividend reinvestment	(0.03)		(0.60)	(0.70)		(1.00)	(1.70)
Dilutive effect due to rights offering	—		—	(16.00)		—	—
Net asset value, end of year	$19.51		$26.50	$31.00		$49.80	$46.30
Per share market value, end of year	$17.20		$25.30	$23.50		$39.50	$40.10

Total investment return based on market value per share(4)	(8.34)%		29.53%	(30.60)%		16.24%	(22.50)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$39,214		$44,796	$49,046		$35,576	$30,344
Ratio of expenses to average net assets after waiver	4.33%		3.57%	3.08	%(5)	3.35%	3.47%
Ratio of expenses to average net assets before waiver	4.33%		3.71%	3.21	%(5)	3.45%	3.57%
Ratio of net investment income (loss) to average net assets after waiver	3.41%		(1.25)%	(1.22	)%(5)	(1.30)%	(2.17)%
Portfolio turnover rate	96	%(6)	28%	25%		7%	9%

*

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the NAV for financial reporting purposes and the returns based upon those NAV may differ from the NAV and returns for shareholder transactions.

(1)	Share amounts have been adjusted for 1:10 reverse stock split that occurred on February 6, 2026.
(2)	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.
(3)	Rounds to less than 0.05%
(4)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at actual prices pursuant to the Fund’s Dividend Reinvestment Plan.

(5)	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.15% (Note 7).
(6)	Elevated portfolio turnover rate is primarily due to portfolio repositioning associated with the change in strategy during the fiscal year ended June 30, 2026.

See accompanying notes to the financial statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND RELATED MATTERS

Herzfeld Credit Income Fund, Inc. (formerly, The Herzfeld Caribbean Basin Fund, Inc.) (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market as “HERZ.”

Effective July 1, 2025, the Fund’s primary investment objective changed to a total return strategy with a secondary objective of generating high current income for stockholders.

The Fund seeks to achieve its investment objective by investing primarily in credit related instruments, including equity and junior debt tranches of collateralized loan obligations, or “CLOs.” The Fund may also invest in other related securities and instruments or other securities and instruments that we believe are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”), collateralized fund obligations (“CFOs”), and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.”

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investment suggested by its name. Accordingly, under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit-related instruments.

The Fund’s 80% policy with respect to investments in credit-related instruments is not fundamental and may be changed by the Board without prior approval of our stockholders. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

Effective February 6, 2026, the Fund underwent a 1-for-10 reverse share split. The effect of the reverse share split transactions was to divide the number of outstanding shares of the Fund by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share split.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision

Notes to Financial Statements (continued)

maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the input market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that

Notes to Financial Statements (continued)

may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined, in good faith, by the Adviser, as “valuation designee” under the oversight of the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks	$—	$—	$3,335,143	$3,335,143
Preferred Stocks	1,271,954	—	—	1,271,954
Closed-End Funds	20,063,602	—	—	20,063,602
Collateralized Fund Obligations Equity*	—	—	—	3,701,107
Collateralized Fund Obligations Debt	—	—	455,059	455,059
Collateralized Loan Obligations Equity	—	—	3,564,740	3,564,740
Collateralized Loan Obligations Debt	—	1,421,469	—	1,421,469

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
Rated Feeder Equity	$—	$—	$328,590	$328,590
Rated Feeder Debt	—	—	193,600	193,600
Interval Funds	2,356,446	—	—	2,356,446
Bonds	—	—	—	—
Money Market Funds	2,270,812	—	—	2,270,812
Total Investments in Securities	$25,962,814	$1,421,469	$7,877,132	$38,962,522

*

The Fund held Collateralized Fund Obligations Equity with a fair value of $3,701,107 that, in accordance with U.S. GAAP, are valued at NAV as a “practical expedient” and are excluded from the fair value hierarchy as of June 30, 2026.

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Evermore Bank, Fuego Enterprises, Inc., Grupo Radio Centro S.A.B. de C.V., Outdoor Living., Dawson Partners Rated Fund, Class C, 12.30%, 11/30/2040, KSCF V Rated Note Feeder LLC, Class D , KSCF V Rated Note Feeder LLC, OCP CLO Ltd. Series 2025-46A, Diameter Capital CLO Ltd., Series 2025-12A, Brant Point CLO Ltd., Series 2025-9, Garnet CLO Ltd., Series 2026-5A and Republic of Cuba 4.5% bond.

Quantitative Information Regarding Internally Priced Assets and Liabilities:

The following table presents quantitative information about significant unobservable inputs used in Level 3 fair value measurements that are developed internally by the Fund as of June 30, 2026:

Assets:	Fair Value 6/30/26		Valuation Technique	Valuation Input	Input Range/ Used	Impact to Valuation from an Increase in Input
Cuban Electric Company	$—	(a)	Management Assumptions	Liquidity Discount	(90%-100%)/100%	N/A

Grupo Radio Centro S.A.B. de C.V.	$28,410	(b)	Recent Transaction, Discounted	Liquidity Discount	40%	Decrease

Fuego Enterprises, Inc.	$328		Recent Transaction	Last Trade(c)	100% of last trade	Increase

Outdoor Living Inc. (fka Margo Caribe, Inc.)	$382,405		Recent Transaction	Negotiated Buyback Price(d)	100% of agreed price	Increase

Notes to Financial Statements (continued)

Assets:	Fair Value 6/30/26		Valuation Technique	Valuation Input	Input Range/ Used	Impact to Valuation from an Increase in Input
Evermore Bank	$2,924,000		Market Approach	Comparable Price / Tangible Book Value Multiple	1.50x-1.80x / 1.65x(e)	Increase

Dawson Partners Rated Fund, Class C	$455,059		Recent Transaction	Issuer-reported Capital Account(f)	100%(g)	Increase

KSCF V Rated Note Feeder LLC, Class D	$193,600		Recent Transaction	Transaction Price	100%(g)	Increase

KSCF V Rated Note Feeder LLC	$328,590		Recent Transaction	Transaction Price	100%(g)	Increase

OCP CLO Ltd. Series 2025-46A	$796,990	(h)	Market Quotes	Bid/Ask Market Quotes (% of par)(i)	(77.95%-81.45%) /79.70%	Increase

Diameter Capital CLO Ltd., Series 2025-12A	$797,300	(h)	Market Quotes	Bid/Ask Market Quotes (% of par)(i)	(77.98%-81.48%) / 79.73%	Increase

Brant Point CLO Ltd., Series 2025-9	$1,180,950	(h)	Market Quotes	Bid/Ask Market Quotes (% of par)(i)	(76.98%-80.48%) / 78.73%	Increase

Garnet CLO Ltd., Series 2026-5A	$789,500	(h)	Market Quotes	Bid/Ask Market Quotes (% of par)(i)	(77.2%-80.7%) / 78.95%	Increase

Republic of Cuba 4.5% due 1977	$—	(a)	Management Assumptions	Regulatory Restrictions	(90%-100%)/100%	N/A

(a)	Fully written-down positions. Cuban Electric Company and the Republic of Cuba 4.5% 1977 bond are retained at $0 in view of potential recovery if the Republic of Cuba opens up.
(b)

Last traded on the Mexican Stock Exchange on 5/29/24 (5 shares at $4.00 MXN); trading suspended 5/30/24 for the issuer’s failure to file its annual financial reports, and currently still halted with no news on the suspension being lifted as of June 30, 2026. Per the valuation committee memo, a 40% liquidity discount was applied to the $4.00 MXN last-traded price, bringing the current valuation to $2.40 MXN. USD fair value = 207,033 shrs × $2.40 MXN ÷ ~17.49 MXN/USD = $28,410. There is no buyback arrangement. Cost basis $198,162.

Notes to Financial Statements (continued)

(c)	Valued at the last trade ($0.001). Trading is minimal and does not constitute an active/orderly market, so the position is treated as Level 3 with the last transaction price as the input.
(d)	Reflects a buyback agreed with the issuer’s CFO at $6.90 per share; management intends to complete the sale, and $6.90 is the agreed upon price.
(e)

During the current reporting period, the valuation methodology was updated from an internally developed market comparable approach to an independent third-party valuation utilizing a Market Approach. Third-party valuation applied a selected mid-case price to tangible book value multiple of 1.65x to tangible book value, producing $17.20 per share (mid case; range $15.64-$18.77 at 1.50x-1.80x). The Fund adopted the third-party valuation.

(f)	Issuer-reported Capital Account plus capital calls ($237,500 initial investment + $217,559 capital calls most recent 6/23/26 = $455,059).
(g)	Represents a single investment position; a range / weighted average is not applicable.
(h)

CLO-equity positions valued using Markit Market Quotes (mid price, as a percentage of par) at 6/30/26: OCP 79.699%, Diameter 79.73%, Brant Point 78.73%, Garnet 78.95%. Consistent with the prior filing, the quote is presented as the unobservable input. New Fund positions: Brant Point traded 12/17/25 (settled 2/2/26) and Garnet traded 2/11/26 (settled 3/31/26).

(i)	Markit evaluated bid and ask market quotes expressed as a percentage of par. The Fund values the investment using the midpoint of the bid and ask quotations.

The following table is a reconciliation of the fair value investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2026:

	Balance as of June 30, 2025	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases
Common Stocks	$2,099,800	$(33,959)	$—	$626,667	$—
Collateralized Fund Obligations Debt	—	—	(77)	(1,673)	456,809
Collateralized Loan Obligations Equity	—	—	11,786	(446,901)	3,999,855
Rated Feeder Equity	—	—	—	—	328,590
Rated Feeder Debt	—	—	—	—	193,600
Bonds	—	—	—	—	—
Total	$2,099,800	$(33,959)	$11,709	$178,093	$4,978,854

	Sales/ Paydown	Transfer in Level 3 *(a)	Transfer out Level 3*(b)	Balance as of June 30, 2026
Common Stocks	$(28,745)	$671,380	$—	$3,335,143
Collateralized Fund Obligations Debt	—	—	—	455,059
Collateralized Loan Obligations Equity	—	—	—	3,564,740
Rated Feeder Equity	—	—	—	328,590
Rated Feeder Debt	—	—	—	193,600

Notes to Financial Statements (continued)

	Sales/ Paydown	Transfer in Level 3 *(a)	Transfer out Level 3*(b)	Balance as of June 30, 2026
Bonds	$—	$—	$—	$—
Total	$(28,745)	$671,380	$—	$7,877,132

*	The amount of transfers in and/or out are reflected at the reporting period end.
(a)

Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Board, in conformity with guidelines adopted by the Board, and are categorized as Level 3 inputs as of June 30, 2026.

(b)

Transfers out relate primarily to securities for which observable inputs became available during the period, and as of June 30, 2026, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2026.

The net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2026, was as follows:

Net Change in Unrealized Appreciation/ (Depreciation) included in Statement of Operations attributable to Level 3 investments held at June 30, 2026
Common Stocks	$626,667
Collateralized Fund Obligations Debt	(1,673)
Collateralized Fund Obligations Equity	(446,901)
Rated Feeder Equity	—
Rated Feeder Debt	—
Bonds	—
Total	$178,093

Under procedures approved by the Board of Directors, the Adviser provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when determining a fair value. The Adviser may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to

Notes to Financial Statements (continued)

determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. A discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Adviser employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

The Fund adopted policies to comply with Rule 2a-5 under the 1940 Act, which establishes a regulatory framework for registered investment company fair valuation practices. The Fund’s fair value policies and procedures and valuation practices were updated prior to the rule’s required compliance date of September 8, 2022. Under Rule 2a-5, the Fund’s Board of Directors designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex- dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, U.S Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.

Notes to Financial Statements (continued)

The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income, and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the fiscal year ended June 30, 2026, a distribution from Long-Term Capital Gains of $6.867 (adjusted for 1-for-10 reverse share split) per share was declared on December 31, 2025 and ordinary income distribution of $0.51. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Derivatives Risk Management Program

The Fund adopted policies and procedures to comply with Rule 18f-4 under the 1940 Act, which limits the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and when applicable, appoint a derivatives risk manager.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995, and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in

Notes to Financial Statements (continued)

default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, an application will be made to the Securities and Exchange Commission to delist the issue. As of June 30, 2026, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005, and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of June 30, 2026, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 170,000 shares of Evermore Bank purchased for $2,040,000 on June 21, 2024, which are currently segregated and restricted from transfer. As of June 30, 2026, the position was valued at $2,924,000 under procedures approved by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

Thomas J. Herzfeld Advisors, Inc. (the “Adviser”), is the Fund’s investment adviser. Mr. Thomas J. Herzfeld is the owner of the Adviser.

Pursuant to the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser, the Fund pays a management fee equal to an annual rate of 1.25% of the Fund’s Managed Assets (gross assets less non-investment liabilities) and an incentive fee equal to 10% of the Fund’s pre-incentive fee net investment income, for each calendar quarter subject to a 9.0% annualized hurdle rate, with a “catch-up” provision intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. The “catch-up” portion of the Fund’s pre-incentive fee net investment income is the portion that exceeds the 2.25% hurdle rate but is less than or equal to 2.5% in any calendar quarter. For the fiscal year ended June 30, 2026, there were no incentive fees.

TMorgan Advisers, LLC (“TMA”) has been engaged by the Adviser to provide, among other things, certain compliance and operational support services with respect to the Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. The fees charged by TMA for services to the Fund are billed directly to the Fund by TMA. Mr. Morgan is also an employee and officer of the Adviser. Compensation related to services provided to the Adviser by Mr. Morgan is paid directly by the Adviser in the form of wages. For the fiscal year ended June 30, 2026, the total compliance and operational support services fees paid or payable by the Fund to TMA amounted to $80,000.

Notes to Financial Statements (continued)

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides stockholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Ultimus has subcontracted transfer agency services to Equiniti Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $82,632 for the fiscal year ended June 30, 2026.

The Fund has entered into an agreement with U.S. Bank N.A. to serve as the custodian for the Fund’s assets.

NOTE 5. INVESTMENT TRANSACTIONS

During the fiscal year ended June 30, 2026, purchases and sales of investment securities, excluding short-term investments, were $49,194,372 and $19,537,538, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $477,331 due to wash sale adjustments, passive foreign investment companies and book-to-tax adjustments to partnership investment. As of June 30, 2026, gross unrealized gains were $2,669,360 and gross unrealized losses were ($2,924,305) for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2026, result from the reclassification of the Fund’s net investment loss for tax purposes. The amount of net operating losses incurred by the Fund and reclassified to paid in capital is as follows:

	Total Distributable Earnings	Additional Paid in Capital
Year ended June, 30, 2026	$(1)	$1

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally, the Fund is no longer subject to income tax examinations by major taxing authorities for

Notes to Financial Statements (continued)

years before June 30, 2021. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the fiscal year ended June 30, 2026.

The tax character of distributions paid to stockholders during the years ended June 30, 2026, and June 30, 2025, were as follows:

	June 30, 2026	June 30, 2025
Distributions paid from:
Ordinary income	$807,859	$—
Net Long Term Capital Gains	11,244,883	3,655,109
Return of Capital	—	3,655,104
Total distributions paid	$12,052,742	$7,310,213

As of June 30, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long term capital gains	—
Accumulated capital and other losses	(236,182)
Unrealized appreciation/(depreciation)	(254,945)
Total	$(491,127)

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of June 30, 2026, the Fund had Post-October capital losses of $236,182.

Recent Accounting Standard: The Fund adopted Financial Accounting Standards Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Fund’s financial position or results of operations.

Notes to Financial Statements (continued)

NOTE 7. CAPITAL SHARE TRANSACTIONS

Shares of Common Stock

The Fund has 100,000,000 shares of common stock authorized and 2,010,017 issued and outstanding as of June 30, 2026. Transactions in common stock for the fiscal year ended June 30, 2026, were as follows:

Shares at beginning of year	1,690,865
Shares issued in reinvestment of dividends and distributions	403,695
Shares repurchased	(84,543)
Shares at end of year	2,010,017

The Share amounts above have been adjusted for 1:10 reverse stock split that occurred on February 6, 2026.

2025 Tender Offer

Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 845,433 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on October 15, 2025. As a result of the tender offer 845,433 shares were purchased.

2024 Shelf Registration

The Fund incurred $70,831 of offering costs in association with a shelf registration, which will be recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. As of June 30, 2026, $70,831 is categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of June 30, 2026, $0 has been amortized.

2024 Tender Offer

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 827,416 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on November 15, 2024. As a result of the tender offer 827,416 shares were purchased.

The Fund’s Board of Directors determined to commence an offer to purchase up to 10%, or 1,681,477 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on March 19, 2024. As a result of the tender offer which closed on March 19, 2024, 1,681,477 shares were purchased.

Notes to Financial Statements (continued)

2023 Rights Offering

On December 19, 2023, the Fund issued 9,000,000 shares of common stock in connection with a rights offering. Stockholders of record November 3, 2023, were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new share of common stock for every one right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 200% of the shares offered, or up to an additional 14,301,346 shares of common stock.

The subscription price was equal to 92% of the average volume-weighted closing sales price per share of the Fund’s common stock on the NASDAQ Capital Market on December 13, 2023, and the four preceding trading days. The final subscription price was $2.31 per share. The offering was oversubscribed, and the oversubscription requests exceeded the primary shares available. The Fund issued an additional 25.86% of the number of shares issued in the primary subscription, or 1,849,327 additional shares, for a total issuance of 9,000,000 new shares of common stock. Net proceeds to the Fund were $20,507,085, after deducting rights offering costs of $282,916. The net asset value of the Fund’s common shares was decreased by approximately $1.60 per share, as a result of the share issuance.

NOTE 8. INVESTMENT RISKS

The following risks relate to the Fund’s portfolio during the period covered this in this report.

Risk of Investing in CLOs

Investments in CLOs and related securities (such as LAFs, CFOs and CBOs) involve certain risks. CLOs are generally backed by an asset or a pool of assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce

Notes to Financial Statements (continued)

disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.

Dependence on CLO Managers Risk

The performance of the CLOs in which we invest is highly dependent on the quality of the respective CLO Managers. The CLO Manager’s responsibilities include managing insolvency proceedings, loan workouts and modifications, liquidations, and reporting on the performance of the loan pool to the trustee.

Covenant-Lite Loan Risk

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which the Fund invests. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies greater ability to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that the Fund invests in hold covenant-lite loans, its CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Interest Rate Risk

The price of certain of our investments may be significantly affected by changes in interest rates. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

Credit Spread Risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Notes to Financial Statements (continued)

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries, or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.

Credit Risk

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO, or (3) any other type of credit investment in the portfolio declines in value or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV, and/or market price would be adversely impacted.

Subordinated Securities Risk

CLO equity securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities that it holds and in which it invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Volatility Risk

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Prepayment Risk

The assets underlying the CLO securities in which the Fund intends to invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the investment performance will be adversely impacted.

Notes to Financial Statements (continued)

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for it or the CLOs in which it invests to collect on obligations, thereby resulting in potentially significant losses.

Default Risk

A default and any resulting loss, as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which the Fund invests, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of the Fund’s portfolio.

Notes to Financial Statements (continued)

CLO Warehouse Risk

The Fund may invest in participations in CLO Warehouses provided for the purposes of enabling the borrowers to acquire assets (“Collateral”) which are ultimately intended to be used to collateralize securities to be issued pursuant to a CLO transaction. The Fund’s participation in any CLO Warehouse may take the form of notes (“Warehouse Equity”) which are subordinated to the interests of one or more senior lenders under the CLO Warehouse. If the relevant CLO transaction does not proceed for any reason (which may include a decision on the part of the CLO Manager not to proceed with the closing of such transaction (“closing”)), the realized value of the Collateral may be insufficient to repay any outstanding amounts owing to the Company in respect of the Warehouse Equity, after payments have been made to the senior lenders under the terms of the CLO Warehouse, with the consequence that the Fund may not receive back all or any of its investment in the CLO Warehouse. This shortfall may be attributable to, amongst other things, a fall in the value of the Collateral between the date of the Fund’s participation in the CLO Warehouse and the date that the Collateral is realized.

Fair Value of Portfolio Investment Risk

Generally, there is a more limited public market for the CLO investments the Fund targets. As a result, these securities will be valued at least quarterly, or more frequently as may be required from time to time, at fair value. The determinations of the fair value of the investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the NAV on a given date to understate or overstate, possibly materially, the value that it may ultimately realize on one or more of our investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for our capital will be available.

Other Investment Company Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies subject to the limits of the 1940 Act. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities. The Underlying Funds may have limited liquidity, and are subject to specific risks, depending on the nature of the specific Underlying Fund.

Notes to Financial Statements (continued)

Additional Risk Factors

For a description of additional risk factors, please see Risk Factors and Special Considerations described in the Fund’s Supplement to and Restatement of the Prospectus dated July 1, 2024, filed with the U.S. Securities and Exchange Commission.

NOTE 9. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on CFO investments and Rated Feeder investments held by the Fund as of June 30, 2026:

	Redemption Frequency/ Expiration Date	June 30, 2026
Dawson Partners Rated Fund (RD) LP	10/31/2028	$5,732,905
Dawson Partners Rated Fund, Class C	10/31/2028	$1,044,941
KSCF V Rated Note Feeder LLC	12/31/2026	$421,410
KSCF V Rated Note Feeder LLC, Class D	12/31/2026	$300,000

NOTE 10. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2026, the Fund paid or will pay the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 17, 2026	July 17, 2026	July 31, 2026	$0.17
August 17, 2026	August 17, 2026	August 31, 2026	$0.17

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Herzfeld Credit Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Herzfeld Credit Income Fund, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2026, the related statement of operations, statement of changes in net assets, statement of cash flows and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, and the results of its operations, the changes in its net assets, statement of cash flows, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended June 30, 2025, and the financial highlights for each of the four years in the period ended June 30, 2025, of the Fund, before the effects of the adjustment to retrospectively adjust the financial highlights for the effect of the reverse stock split discussed in Note 7 to the financial statements, were audited by other auditors whose report dated August 29, 2025, expressed an unqualified opinion on those financial statements and financial highlights.

We have also audited the adjustments to the financial highlights for each of the four years in the period ended June 30, 2025 to retrospectively adjust the financial highlights to give effect to the reverse stock split discussed in Note 7 to the financial statements. Our procedures included (1) comparing the amounts shown in the financial highlights to the Fund’s underlying accounting analysis, (2) comparing the previously reported financial highlights per the Fund’s accounting analysis to the previously issued financial statements, and (3) recalculating the revised per share amounts to give effect to the change in capital structure and testing the mathematical accuracy of the underlying analysis. In our opinion, such retrospective adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to financial statements of the Fund for each of the four years in the period ended June 30, 2025 other than with respect to the retrospective adjustments, and accordingly, we do not express an opinion or any other form of assurance on the financial statements taken as a whole for each of the four years in the period ended June 30, 2025.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing

Report of Independent Registered Public Accounting Firm (continued)

an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/Deloitte & Touche LLP
Boston, Massachusetts
August 27, 2026

We have served as the auditor of one or more Herzfeld investment companies since 2026.

Directors and Officers of the Fund (unaudited)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Interested Directors
Brigitta Herzfeld* c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 48	Director, Class III	three years; 2024 to present	Managing Partner and member of Senior Executive Committee of Thomas J. Herzfeld Advisors, Inc.	1	None
Erik M. Herzfeld c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 52	Director, Class II	three years; 2025 to present	Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present, and Portfolio Manager, 2007-present.	1	Strategic Incubation Partners, Inc., Jacob Zabara Family Foundation
Independent Directors
John A. Gelety c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 58	Director, Class II	three years; 2011 to present	Attorney and shareholder at Greenspoon Marder, LLP, corporate practice group, 2016-present.	1	None

Directors and Officers of the Fund (unaudited) (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Cecilia L. Gondor c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 64	Chairperson, Director, Class I	three years; 2014 to present	Managing Member of L&M Management, a real estate management business, 2014- present.	1	None
Kay W. Tatum, Ph.D., CPA c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 74	Director, Class I	three years; 2007 to present	Associate- Professor of Accounting, University of Miami 1992- present.	1	None

*

Mr. Erik Herzfeld and Ms. Brigitta Herzfeld are each an “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund because he or she is a control person and employee of Thomas J. Herzfeld Advisors, Inc. (the “Adviser”).

Additional information about the Directors is included in the Fund’s Prospectus.

Directors and Officers of the Fund (unaudited) (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Officers
Erik M. Herzfeld* 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 52	Portfolio Manager; President	2007 to present 2016 to present	Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; Portfolio Manager, 2007-present.	Strategic Incubation Partners, Inc., Jacob Zabara Family Foundation
Thomas K. Morgan 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 67	CCO, Assistant Secretary	2018 to present

Thomas J. Herzfeld Advisors, Inc., serving as Chief Compliance Officer, 2018-present; TMorgan Advisors Limited Liability Company, compliance consulting and outsourced chief compliance officer services.

N/A
Zachary P. Richmond 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 46	Treasurer	2020 to present	Senior Vice President, Financial Administration for Ultimus Fund Solutions LLC, August 2024-present; Vice President, Financial Administration for Ultimus Fund Solutions, LLC, February 2019 - August 2024.	N/A

*	Mr. Herzfeld has been a portfolio manager for the Adviser since 2007 and a portfolio manager for the Fund since 2008.

Directors and Officers of the Fund (unaudited) (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Alice Tham 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 36	Secretary	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Operations Manager, 2012 to present	N/A
Ryan M. Paylor* 119 Washington Avenue, Suite 405 Miami Beach, FL 33139 Age: 45	Portfolio Manager	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Portfolio Manager for the Advisor’s separately managed accounts since 2012 to present	N/A

*	Mr. Paylor has been a portfolio manager for the Adviser’s separately managed accounts since 2012 and a portfolio manager for the Fund since February 2019.

Quarterly Portfolio Reports (unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s complete schedule of portfolio holdings are on the Fund’s Form N-PORT reports available on the SEC’s website at http://www.sec.gov or on the Fund’s website at http://www.herzfeld.com/herz.

Proxy Voting Policies and Procedures (unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND (800-854-3863), or by accessing the SEC’s website at www.sec.gov.

Fee and Expense Table (unaudited)

Fee Table (as of June 30, 2026)

Stockholder Transaction Expenses:
Sales load (as a percentage of the offering price)	—%*
Offering expenses borne by us	—%*
Dividend reinvestment plan fees	None
Total stockholder transaction expenses (as a percentage of offering price)

Annual Expenses (as a percentage of net assets attributable to common shares):
Management Fees (1)	1.25%
Incentive Fee (estimated)(1)	0.00%
Other Expenses (estimated)(2)	3.04%
Acquired Fund Fees and Expenses (AFFE) (estimated)(3)	3.01%
Total Annual Expenses (estimated)(3)	7.30%

*	The actual amounts in connection with any offering of securities by the Fund will be set forth in a supplement to the Fund’s prospectus if applicable.
(1)

Had the Amended Agreement been in place for the fiscal year ended June 30, 2025, the Management Fee would have been 1.25% and no Incentive Fee would have been payable to the Adviser. The Amended Agreement provides for a management fee of 1.25% of the Fund’s “Managed Assets.” The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Adviser during certain future periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s Net Assets, equal to 2.25% per quarter, or an annualized hurdle rate of 9.00%, subject to a “catch-up” provision intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. The “catch-up” portion of our pre-incentive fee net investment income is the portion that exceeds the 2.25% hurdle rate but is less than or equal to 2.5% in any calendar quarter.

(2)

“Other Expenses” are estimated for the current fiscal year and do not include expenses of the Fund incurred in connection with any offer of the Fund’s securities. However, these expenses will be borne by the holders of the shares of common stock of the Fund and result in a reduction in the net asset value, or “NAV”, of the shares of common stock.

(3)	Estimated based on current fiscal year values on June 30, 2026.

Fee and Expense Table (unaudited) (continued)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.

	Cumulative Expenses Paid for the Period June 30, 2026:
	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$72	$212	$345	$651

The example and the expenses in the tables above should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those shown. The foregoing table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. “Other Expenses” are based on estimated amounts for the current fiscal year.

The example assumes the reinvestment of all dividends and distributions at NAV and an expense ratio of 7.30%. The tables above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. In addition, while the example assumes the reinvestment of all dividends and distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV.

Additional information about the tables above is included in the Fund’s prospectus. See also, “Fees and Expenses”, “Management of the Fund” and “Dividends and Distributions; Dividend Reinvestment Plan” in the Fund’s prospectus for additional information.

Share Price Data (unaudited)

The Fund’s shares are traded on the NASDAQ Capital Market. During each completed fiscal quarter of the Fund during the past two fiscal years and during the current fiscal year, the highest and lowest NAV and Market Price per share, and the highest and lowest premium/discount were as follows:

	Price		NAV		Premium/(Discount)
Quarter Ended	High	Low	High	Low	High	Low
6/30/2026	$18.98	$15.70	$19.91	$19.51	-8.76%	-13.49%
3/31/2026	$21.90	$14.74	$21.60	$19.67	2.34%	-25.09%
12/31/2025(a)	$27.60	$22.20	$26.70	$21.40	3.74%	-14.98%
9/30/2025(a)	$27.10	$23.20	$26.70	$26.00	1.88%	-12.12%
6/30/2025(a)	$27.40	$23.80	$28.90	$26.30	-4.51%	-14.03%
3/31/2025(a)	$27.10	$23.00	$32.70	$28.40	-5.99%	-24.10%
12/31/2024(a)	$25.70	$22.30	$34.20	$30.70	-22.12%	-28.61%
9/30/2024(a)	$24.20	$21.90	$32.50	$28.90	-22.18%	-28.39%

(a)	Share amounts have been adjusted for 1:10 reverse stock split that occurred on February 6, 2026.

The closing market price, net asset value and percentage discount to net asset value per share of the Fund’s Common Stock on June 30, 2026, were $17.20, $19.51 and -11.84%, respectively.

Our common stock has historically traded at a premium or at a discount to its NAV. We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. The board of directors approved a self-tender offer policy (the “Self-Tender Policy”) beginning in 2020. Under the Self-Tender Policy, as amended effective August 20, 2021, the Fund has undertaken to conduct a tender offer by the end of October following each fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended. In the exercise of its business judgement, in determining whether to undertake a tender offer, the Board of will generally consider, to the extent known at the time, the timing and procedures associated with a proposed tender offer, including when and how the purchase price will be determined, and how the Fund will fund the tender offer. The Board may consider all other information that it deems relevant in the exercise of its fiduciary duty. These tender offers may be commenced or suspended at any time or from time to time without any notice. The Board may in the future determine to suspend the tender offer policy in light of prevailing economic conditions, heightened volatility in the financial markets, or other factors that the Board determines to be relevant in the exercise of its fiduciary duty.

Additional information about the table above is included in the Fund’s Prospectus. See also, “Price Range of Common Stock” and “Description of Common Stock - Share Repurchases and Tender Offers” in the Fund’s prospectus for additional information.

Section 19(a) Notices (unaudited)

The Herzfeld Credit Income Fund, Inc.’s (HERZ) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Current Distribution as of 6/30/26	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date (a)
Net Investment Income	$0.17	100%	$0.51	7%
Net Realized Short-Term Capital Gains	$0.00	0%	$0.00	0%
Net Realized Long-Term Capital Gains	$0.00	0%	$6.867	93%
Return of Capital (b)	$0.00	0%	$0.00	0%
Total (per common share)	$0.17	100%	$7.377	100%

(a)	For the year ended June 30, 2026.

(b)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund are returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund are available on the Fund’s website https://www.herzfeld.com/herz.

Privacy Policy (unaudited)

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Adviser. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy (unaudited) (continued)

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Adviser or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Adviser and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Adviser’s and/ or their service providers’ website, the Fund or the Investment Adviser, their service providers, or third party firms engaged by the Fund or the Investment Adviser and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Adviser do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan (unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Credit Income Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.

Equiniti & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered. Under the Plan, the Fund’s Distributions (defined below), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

2.

Stockholders automatically participate in the Plan, unless and until an election is made to withdraw from the plan on behalf of such participating Stockholder. A Stockholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan by written instructions to that effect to the Agent. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid to the Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by Equiniti within 15 days prior to the applicable dividend payment date, or the Stockholder will receive such Distribution in shares through the Plan. Under the Plan, the Fund’s Distributions to Stockholder are automatically reinvested in full and fractional shares as described below.

3.

When the Fund declares a dividend, capital gain or other distribution (each, a “Distribution” and collectively, “Distributions”) the Agent, on the Stockholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Stockholders by the Fund and held as treasury stock. Distributions that are reinvested through the issuance of new shares increase our Stockholders’ equity on which a management fee is payable to the Fund’s investment manager, Thomas J. Herzfeld Advisors, Inc. (the “Adviser”). The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by 95% of the market price per share of the Fund’s common stock at the close of regular trading on the securities exchange where the Fund’s securities are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The newly issued shares would be issued whether our shares are trading at a premium or discount to NAV. However, the Fund reserves the right to purchase shares in the open market in connection with the implementation of the Plan to the extent that shares are trading at a price below NAV per share. Shares purchased in open market transactions by the plan administrator will be allocated to a Stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market.

Dividend Reinvestment Plan (unaudited) (continued)

4.

The Agent will maintain all Stockholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Stockholders for personal and tax records. The Agent will hold shares in the account of the Stockholders in non-certificated form in the name of the participant, and each Stockholder’s proxy, if any, will include those shares purchased pursuant to the Plan. Each Participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating Stockholders.

5.

In the case of Stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the Stockholder’s name and held for the account of beneficial owners participating under the Plan.

6.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

7.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

8.

The Fund reserves the right to amend or terminate the Plan upon 60 days’ notice to Stockholders. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

9.

All correspondence concerning the Plan should be directed to Equiniti & Trust Company, LLC, 6201 15th Avenue Brooklyn, New York, NY 11219. Certain transactions can be performed by calling the toll-free number (866) 277-8243

As of May 8, 2025

[THIS PAGE INTENTIONALLY LEFT BLANK]

Herzfeld-AR-26

HERZFELD CREDIT INCOME FUND, INC.

119 Washington Avenue
Suite 405
Miami Beach, FL 33139

(b)	Not Applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2025, and 2026.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees(2)
2025	$36,000	$0	$4,500	$0
2026	$80,000	$0	$22,500	$0

(1)	These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(2)	These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2025, and 2026 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows.

Fiscal Year Ended June 30,	Registrant	Adviser
2025	$4,500	$0
2026	$22,500	$0

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2026, the registrant's audit committee was comprised of Kay W. Tatum, John A. Gelety, and Cecilia L. Gondor.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

On May 14, 2026, the Audit Committee of the Board of Directors approved the engagement of Deloitte & Touche LLP (“Deloitte”) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2026, in replacement of Tait, Weller & Baker (“Tait”) which served previously as the independent registered public accounting firm for the Fund. Having been notified of the Audit Committee’s intention to make this change, Tait resigned as the independent registered public accounting firm of the Fund.

The reports on the financial statements of the Fund as of and for the fiscal years ended June 30, 2024, and June 30, 2025, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During such fiscal years, and during the subsequent interim period ended May 14, 2026 : (i) there were no disagreements between the Fund and Tait on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years ended June 30, 2024 and June 30, 2025, and during the subsequent interim period ended May 14, 2026, neither the Fund, nor anyone acting on its behalf, consulted with Deloitte on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Erik M. Herzfeld, President of the Investment Manager serves as a portfolio manager of the Fund and has held this position since 2007. Before joining the Fund's Investment Manager in 2007, Mr. E. Herzfeld served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 31, 2026.

Ryan M. Paylor, Portfolio Manager of the Investment Manager serves as a portfolio manager of the Fund and has held this position since 2019. Before joining the Fund’s Investment Manager in 2012, Mr. Paylor spent eight years at JPMorgan on the FX Derivatives Operations team. This information is as of August 31, 2026.

(a)(2)(i) and (ii) As of June 30, 2026, Mr. E. Herzfeld, and Mr. Paylor were also portfolio managers for approximately 315 other accounts comprising $354 million under management, 8 pooled investment vehicles comprising $543 million under management. The portfolio managers also provide trading advisement models to a single client portfolio having approximately $156 million under advisement pursuant to a model licensing agreement. As of the same date, the Fund had total assets of approximately $39 million.

(a)(2)(iii) Mr. E. Herzfeld serves as a portfolio manager for eight (8) pooled investment vehicles which charge fees based on the performance of the accounts, with aggregate assets of $543 million.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Messrs. T. Herzfeld's, E. Herzfeld's and Paylor’s management of other accounts in addition to the Fund. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. T. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The Fund filed an application for exemptive relief with the Securities and Exchange Commission on December 10, 2025, and amendments to the application on June 8, 2026, and July 1, 2026, requesting an order under sections 17(d) and 57(i) of the Investment Company Act of 1940 (the “Act”) and rule 17d-1 under the Act that would permit certain joint transactions otherwise prohibited by sections 17(d) and 57(a)(4) of the Act and rule 17d-1 under the Act. The order would permit certain business development companies and registered closed-end management investment companies (collectively, the “Regulated Funds”) to co-invest in portfolio companies with each other and with certain affiliated investment entities. The exemptive relief was granted to the Fund effective August 12, 2026. In addition, the Investment Manager has adopted procedures overseen by the Chief Compliance Officer ("CCO") of the Investment Manager intended to monitor compliance with the compliance policies of the Investment Manager which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other accounts. The CCO also serves as CCO of the Fund and reports directly to the Board of Directors at least annually.

(a)(3) Messrs. T. Herzfeld, E. Herzfeld, and Paylor receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. T. Herzfeld owns 100% of the voting stock of the Advisor, a Subchapter S Corporation, therefore he is taxed on its profits. Portfolio managers, other than Mr. T. Herzfeld, are paid a fixed salary by the Advisor. In addition, the Advisor retains the ability to pay bonuses based on the overall profitability of the Investment Manager, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's pre or after-tax performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4) Range of value of shares of the Fund owned by Mr. T. Herzfeld as of June 30, 2026: over $1,000,000. Range of value of shares of the Fund owned by Mr. E. Herzfeld as of June 30, 2026: over $1,000,000. Range of value of shares of the Fund owned by Mr. Paylor as of June 30, 2026: $100,000-$500,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs*
Month #1 (beginning July 1, 2025 and ending July 31, 2025)	n/a	n/a	n/a	n/a
Month #2 (beginning August 1, 2025 and ending August 31, 2025)	n/a	n/a	n/a	n/a
Month #3 (beginning September 1, 2025 and ending September 30, 2025)	n/a	n/a	n/a	84,543
Month #4 (beginning October 1, 2025 and ending October 31, 2025)	84,543*	$25.93	84,543*	0
Month #5 (beginning November 1, 2025 and ending November 30, 2025)	n/a	n/a	n/a	n/a
Month #6 (beginning December 1, 2025 and ending December 31, 2025)	n/a	n/a	n/a	n/a
Month #7 (beginning January 1, 2026 and ending January 31, 2026)	n/a	n/a	n/a	n/a
Month #8 (beginning February 1, 2026 and ending February 28, 2026)	n/a	n/a	n/a	n/a
Month #9 (beginning March 1, 2026 and ending March 31, 2026)	n/a	n/a	n/a	n/a
Month #10 (beginning April 1, 2026 and ending April 30, 2026)	n/a	n/a	n/a	n/a
Month #11 (beginning May 1, 2026 and ending May 31, 2026)	n/a	n/a	n/a	n/a
Month #12 (beginning June 1, 2026 and ending June 30, 2026)	n/a	n/a	n/a	n/a
Total	84,543	n/a	84,543	84,543

*	The Registrant has adopted a self-tender policy pursuant to which the Registrant has undertaken to conduct a tender offer within ninety (90) days after a fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended. Share amounts and price have been adjusted for 1:10 reverse stock split that occurred on February 6, 2026

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable.

(a)(5) Change in the registrants independent public accountant. Attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Herzfeld Credit Income Fund, Inc.

By	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President and Principal Executive Officer
Date: September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President and Principal Executive Officer
Date: September 4, 2026

By	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer and Principal Financial Officer
Date: September 4, 2026